7. Cash and cash equivalents	12 Months Ended
Dec. 31, 2019
Cash and cash equivalents [abstract]
Cash and cash equivalents
	December 31, 2019	December 31, 2018

Cash and banks	176,497	151,558
Cash equivalents	2,076,713	2,877,633
Total	2,253,210	3,029,191

Cash and cash equivalents include cash, bank deposits and high-liquidity short-term financial investments, mainly represented by repurchase agreements (accruing CDI interest rates), whose original maturities are lower than three months, which are convertible into a cash amount and subject to an insignificant risk of change in value, deposited in a fund, in which SABESP is exclusive quotaholder, at Banco do Brasil.

The fund is intended, exclusively, to receive funds from SABESP, and as of December 31, 2019, it was essentially composed of investments in governments bonds, repurchase agreements and fixed income financial assets.

Due to SABESP is the exclusive quotaholder and has control over the fund, it should be consolidated in the Company's financial statements, however, due to the fact that 99% of the balance has already been presented in SABESP's financial statements under the items of cash and cash equivalents and the magnitude of the remaining balance, referring to the administration and maintenance expenses of the fund, is irrelevant (R$ 205), the Company chose not to present the balances between Parent Company and Consolidated due to the fact that there is no significant difference between such balances and for not generating relevant disclosure to users of the financial statements.

The average yield of cash equivalents corresponds to 98.02% of CDI in December 2019 (98.28% in December 2018).